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Exhibit 10.8               Asset Purchase Agreement

                           ASSET PURCHASE AGREEMENT


                                 by and among


                        TRAVELMAX INTERNATIONAL, INC.,
                              a Utah corporation


                                      and


                          JETAWAY TRAVEL CORPORATION,
                           a California corporation


                                      and


                                JAMES MASSOLI,
                                an individual

                          Dated as of January 5, 1998


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                                   AGREEMENT

     This Asset Purchase Agreement ("Agreement"), made and entered into as of January 5, 1998, by and among TravelMax International Inc., a Utah corporation ("TMI" or "Purchaser"), on the one hand, and Jetaway Travel Corporation ("JTC"), a California corporation, and James Massoli, an individual ("Massoli") (collectively, "Sellers") on the other hand.

                                   RECITALS

     WHEREAS, JTS owns and operates the business, carried out under the names of "Nu-Concepts in Travel" and "Jetaway Travel," of establishing independent travel agents in home-based travel businesses (the "Business");

     WHEREAS, Massoli owns 100% of the issued and outstanding shares of JTC Common Stock; and

     WHEREAS, Sellers desire to transfer to Purchaser and Purchaser desires that Purchaser acquire from Sellers certain specific assets which are used in operating the Business in exchange for the consideration delineated hereinbelow;

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and conditions herein contained, the parties hereto do hereby agree as follows:

     1. CERTAIN DEFINITIONS. The following terms as used in this Agreement shall have the meanings set forth below:

     "Proprietary Information" shall mean all of the information regarding any products or services related to the Transferred Assets (defined below) which constitute reliable trade secrets or proprietary business information, including, without limitation, such information as encompassed in all drawings, designs, formulas, devices, compilations, computer programs and software devices, plans, manuals, proposals, financial information, costs, pricing information, marketing or sales plans, accounting, customer lists or any other trade secrets or proprietary information whether now existing or hereinafter developed whether it gives the disclosing party any competitive advantage over those who do not know or use it, or whether it is patentable or subject to copyright or trademark protection.

     "Technical Information" means all information, knowledge, engineering and technical data, manufacturing data, raw data, developments, projections, proprietary data, manufacturing drawings, product specifications, manufacturing and assembly techniques, production descriptions, skills, methods, trade secrets, processes, procedures and knowhow and other information or improvements thereto in existence on the date hereof or thereafter developed, that are pertinent to the maintenance and exploitation of the Transferred Assets (defined below).


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     2.   TRANSFER OF ASSETS.

     2.1 TRANSFERRED ASSETS. On the basis of the representations and warranties and subject to the terms and conditions hereinafter set forth, on the Closing Date (defined below), Sellers shall transfer or shall cause to be transferred to Purchaser, and Purchaser shall acquire, the specific assets of JTC described in this Section 2.1 and listed in Schedule 2.1 attached hereto (the "Transferred Assets"). Subject to the foregoing, "Transferred Assets" means:

     (a) Names, addresses, telephone, facsimile and e-mail numbers and all other information ("Agent Database"), in both electronic and paper form, possessed by JTC concerning the approximately 100,000 independent agents ("Independent Agents") selling travel services in the Business;

     (b) All information, whether in document, graphic or electronic form, related to the participation of the Independent Agents in the Business, including correspondence, books, records, files, documents, original marketing communications material (including communications, art work, art boards, photography and negatives), training material for Independent Agents, sales literature, customer lists and other records, owned by and in the possession of Sellers;

     (c) All Proprietary Information, Technical Information owned by JTC and used in the management of the Transferred Assets;

     (d) JTC's site on the Worldwide Web ("JTC's Website"), located at "www.nu-concepts.com" and maintained by Outwest Inc., pursuant to a contract dated September 1, 1995, and a letter proposal dated January 7, 1998 for future services, both as set forth in Schedule 2.1(d) hereto; and

     (e) Introduction to the business opportunity in Canada with Travel Travel Inc., as described in a letter by Richard Lawrence, dated January 9, 1997, set forth in schedule 2.1(e) hereto.

     3.   NO ASSUMPTION OF LIABILITIES; RECEIPT OF REVENUES.

     (a)  Purchaser shall assume no liabilities of Sellers of any kind.

     (b) Purchaser shall, pursuant to this Agreement, own any and all revenues ("Agent Revenues") received from any of the Independent Agents on or after the Closing Date. Sellers authorize Purchaser to endorse the name of "Jetaway Travel Corporation," "Nu-Concepts in Travel" or any reasonable variation thereof on any check, money order, or other evidence of remittance of Agent Revenues. Sellers hereby appoint Purchaser their attorney-in-fact to take any action to demand, sue for, endorse, collect, and receive any and all such Agent Revenues and to file any claim, proof of claim, or other instrument of similar character and to take such other proceedings in Sellers' name or in Purchaser's as the Purchaser may deem necessary or advisable for the enforcement of this Agreement. Sellers shall execute and deliver to Purchaser such other


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powers of attorney or other instruments as Sellers may request in order to accomplish the foregoing.

     4. PURCHASE PRICE. On the Closing Date (defined below), Purchaser agrees to purchase the Transferred Assets in consideration of the following as set forth below:

     4.1 CASH PAYMENTS. On the Closing Date (defined below) Purchaser shall deliver to Sellers the sum of $100,000, and sixty days thereafter shall deliver to Sellers the sum of $50,000.

     4.2 STOCK OF TMI. Ninety days after the Closing Date (defined below), Purchaser shall deliver to Sellers a number of shares of the Common Stock of TMI ("TMI Common Stock") equal in value to $150,000, as measured on the basis of the average mean between the daily closing bid and asked price in the over-the-counter market of such stock for each day in the five (5) business day period ending on the date which is the eighty-ninth day after the Closing Date.

     5. CLOSING. The closing of this transaction (the "Closing") shall take place as of the close of business on January 16, 1998 (the "Closing Date") at the offices of Purchaser located at 3388 Via Lido, Newport Beach, California 92663, or at such other place and date as the parties hereto agree to in writing.

     5.1 BOOKS AND RECORDS OF JTC. On or before Closing, Sellers shall deliver or cause JTC to deliver to the office of Purchaser all of JTC's books, records and other documents, for all necessary periods, which are reasonable and necessary for the preparation of audited financial statements ("Financial Statements") of Purchaser, pursuant to Regulation S-X, promulgated under the Securities Exchange Act of 1934, as amended. Purchaser shall retain custody of such books, records and documents after the Closing, shall maintain such books, records and documents in a separate location and shall make them available to Sellers during all normal business hours. Sellers agree to cooperate with Purchaser and accountants engaged by Purchaser by providing any additional information and insuring that employees, officers and directors of JTC are available for interviews, all for the purpose of preparation of such Financial Statements.

     6. REPRESENTATIONS AND WARRANTIES OF SELLERS.

     6.1 ORGANIZATION AND GOOD STANDING; DUE AUTHORIZATION. JTC is a corporation duly organized, validly existing, and in good standing under the laws of California and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in Schedule 6.1 are complete and correct copies of the Articles of Incorporation and Bylaws of JTC as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of JTC's Articles of Incorporation or Bylaws. JTC has taken all action required by law, its Articles of Incorporation, its Bylaws or otherwise to authorize the execution and delivery of this Agreement. JTC has full power, authority and legal right and has taken all action required by law, its Articles of Incorporation, Bylaws and otherwise to consummate the transactions herein contemplated.


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     6.2 TITLE TO TRANSFERRED ASSETS. At the Closing, Sellers shall have and
Purchaser shall receive good and marketable title to the Transferred Assets, free and clear of any lien, mortgage, charge, security interest, pledge or other encumbrance or other adverse claim or interest of any nature. JTC is the sole and exclusive owner of the Transferred Assets as of the Closing Date. Sellers have the right and power to assign all of its rights, title and interest in and to the Transferred Assets. Sellers further represent and warrant that they have not made any prior transfer, sale, assignment, pledge, hypothecation or encumbrance to any other person or entity any right or interest in, the Transferred Assets.

     6.3 BINDING OBLIGATION; NO DEFAULT. Sellers have duly taken all action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not, to the best of Sellers' knowledge, constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which either Seller is a party or by which either Seller or the property of either Seller may be bound or may be subject. This Agreement constitutes the legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms.

     6.4 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Agreement by Sellers nor compliance by Sellers with the terms and conditions of this Agreement will: (a) require Sellers to obtain the consent of any governmental agency; (b) result in any violation or breach of any term of the Articles of Incorporation or bylaws of JTC; (c) constitute a material default under any indenture, mortgage or deed of trust to which either Seller is a party or by which either Seller or its properties may be subject; (d) cause the creation or imposition of any lien, charge or encumbrance on any of its assets; or (e) breach any statute or regulation of any governmental authority, domestic or foreign, or will on the Closing Date conflict with or result in a breach or any of the terms or conditions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which either Seller is subject.

     6.5 CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party is required to be made or obtained by Sellers in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     6.7 SECURITIES WARRANTIES. With respect to the TMI Common Stock, each of the Sellers hereby represents and warrants to TMI that:

     (a) The TMI Common Stock which may be acquired for the account of each of the Sellers and not with a view to sale in connection with any distribution of the TMI Common Stock;

     (b) Each of the Sellers is acquiring the TMI Common Stock hereunder without having received any form of general solicitation or general advertising;

     (c) Each of the Sellers or his representative, if any, has been provided with, or given reasonable access to, full and fair disclosure of all material information concerning TMI;


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     (d) Each of the Sellers has a preexisting personal or business relationship with TMI or certain of its officers, directors or controlling persons, or by reason of his business or financial experience, each of the Sellers can reasonably be assumed to have the capacity to represent his own interests in connection with this Agreement;

     (e) Each of the Sellers understands and hereby acknowledges that the TMI Common Stock will be issued pursuant to those restrictions imposed by and exemptions available pursuant to applicable federal and state laws and that the certificates to be issued in respect of the TMI Common Stock may bear a legend in a form satisfactory to counsel for TMI; in part, TMI's reliance upon such exemptions is based on the representations and warranties made by each of the Sellers in this Section 6.7;

     (f) Each of the Sellers agrees that the certificates to be issued in respect of the TMI Common Stock may bear a legend in a form satisfactory to counsel for TMI reflecting the status of the TMI Common Stock as restricted securities under Rule 144(a)(3) promulgated under the Securities Act of 1993 ("Securities Act") and acknowledges that the transfer agent or registrar for TMI may be instructed to restrict the transfer of the TMI Common Stock, in accordance with such legend and any other restrictions provided in this Agreement;

     (g) Each of the Sellers hereby agrees that: (i) he will not sell, transfer, hypothecate, pledge, assign or otherwise dispose of any of the TMI Common Stock, except pursuant to the terms of this Agreement; and (ii) to a registration statement filed under the provisions of the Securities Act, a favorable no-action or interpretive letter received from the Commission or an opinion of counsel satisfactory to TMI that such sale, transfer, hypothecation, pledge, assignment or other disposition is exempt from the registration requirements of the Securities Act and in California, pursuant to an opinion of counsel satisfactory to TMI that such sale, transfer, hypothecation, pledge, assignment or other disposition is exempt from the registration requirements of the Securities Act and does not in any way violate the terms of this Agreement; and

     (h) Each of the Sellers hereby acknowledges that: (i) the shares of TMI Common Stock referred to herein are being acquired after adequate investigation of the business plan and prospects of TMI; (ii) each of the Sellers is not relying upon the accuracy of any predictions as to the future prospects or developments of TMI or its business and is well informed as to the business of TMI and has reviewed its operations and financial statements;
(iii) each of the Sellers or their professional advisors has discussed the financial condition and business operations of TMI with the officers and directors of TMI and has been afforded the opportunity to ask questions with respect thereto; and (iv) each of the Sellers specifically acknowledges that the shares of TMI Common Stock are speculative and involve a very high degree of risk and that there can be no assurance that TMI will achieve its business objectives or, in particular, that it will ever have cash available for distribution to its stockholders.

     7.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     7.1 ORGANIZATION AND GOOD STANDING; DUE AUTHORIZATION. TMI is a corporation duly organized, validly existing, and in good standing under the laws of the state of Utah, and has the

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corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in Schedule 7.1 are complete and correct copies of the Articles of Incorporation and Bylaws of Purchaser as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Purchaser's articles of incorporation or Bylaws. Purchaser has taken all action required by law, its articles of incorporation, its Bylaws or otherwise to authorize the execution and delivery of this Agreement. Purchaser has full power, authority and legal right and has taken all action required by law, its articles of incorporation, Bylaws and otherwise to consummate the transactions herein contemplated.

     7.2 BINDING OBLIGATION; NO DEFAULT. Purchaser has duly taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement and the other instruments and agreements contemplated hereby. Such execution, delivery and performance does not and will not, violate its Articles of Incorporation or Bylaws, or to the best of Purchaser's knowledge, constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Purchaser or the property of Purchaser may be bound or may be subject. This Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

     7.3 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Agreement by Purchaser nor compliance by Purchaser with the terms and conditions of this Agreement will: (a) require Purchaser to obtain the consent of any governmental agency; (b) result in any violation or breach of any term or provision of the Articles of Incorporation or Bylaws of Purchaser; (c) constitute a material default under any indenture, mortgage or deed of trust to which Purchaser is a party or by which Purchaser or its property may be subject; (d) cause the creation or imposition of any lien, charge or encumbrance on any of its assets; or (e) breach any statute or regulation of any governmental authority, domestic or foreign, or will on the Closing Date conflict with or result in a breach of any of the terms or conditions of any judgment, order, injunction, decree or ruling of any court or governmental authority, domestic or foreign, to which Purchaser is subject.

     7.4 CONSENTS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or any third party is required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     7.5 TITLE TO THE TMI COMMON STOCK. Upon delivery to Sellers of the certificates described in Section 4.2 of this Agreement, Sellers will receive good and marketable title to the TMI Common Stock, and all such TMI Common Stock shall be received by Sellers as validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances, security interests, equities, options, claims, charges, limitations on voting rights or rights to receive dividends, or other restrictions of any kind (other than any generally imposed by federal, corporate or territorial securities laws or as otherwise provided for in this Agreement).

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     8.  CONDITIONS TO SELLERS' OBLIGATIONS.

     The obligations of each of Sellers to consummate the transactions contemplated by this Agreement, both at the Closing and subsequently, are subject to the fulfillment at the Closing of each of the conditions set forth in this Section 8. Each of Sellers may waive any or all of these conditions in whole or in part without prior notice; PROVIDED, HOWEVER, that no such waiver shall constitute a waiver of any of its other rights or remedies, at law or in equity, arising from any breach by Purchaser of any representation, warranty, covenant or other agreement contained herein:

     8.1 REPRESENTATIONS AND WARRANTIES OF PURCHASER. On the Closing Date, all of the representations and warranties made herein by Purchaser shall be true and correct as of that date, and all of the agreements of Purchaser contained in this Agreement which are to be performed on or before the Closing Date shall have been performed.

     8.2 AUTHORIZATION OF ACTIONS. All action on the part of Purchaser necessary and sufficient to authorize the execution, delivery and performance of this Agreement and the consummation the transactions provided for herein shall have been duly and validly taken by Purchaser, and Seller shall have been furnished with a certificate of the Secretary or Assistant Secretary of Purchaser setting forth a copy of the resolution or other instrument authorizing the performance of all other transactions provided for in this Agreement.

     8.3 BINDING OBLIGATION; NO DEFAULT. The execution, delivery and performance of this Agreement does not and will not violate Purchaser's Articles of Incorporation or Bylaws or constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which Purchaser is a party or by which it or its property is bound or to which it or its property is bound or to which it or its property is subject. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

     8.4 CONSENTS. All material consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority which are required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been obtained by Purchaser and delivered to Sellers.

     8.5 FORM OF DOCUMENTS. The form and substance of all certificates, instruments and other documents delivered to Sellers under this Agreement shall be satisfactory in all reasonable respects to Sellers and their counsel.

     8.6 DELIVERY OF CLOSING DOCUMENTS. Purchaser shall have delivered to Sellers on the Closing Date the closing documents required to be delivered pursuant to Section 15 in form and substance satisfactory to Sellers and their counsel.

     8.7 ABSENCE OF PROCEEDINGS. No suit, action, investigation or other proceeding shall be pending or threatened before any court or governmental or regulatory agency or authority, and no suit, action, investigation or other proceeding before any governmental or regulatory agency or authority shall have been threatened, which seeks (or, in the case of an investigation,

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may lead to a suit, action or proceeding which seeks) to restrain, prohibit or obtain damages or other relief in connection with the Agreement or the consummation of the transactions contemplated hereby or which questions the validity or legality of such transactions.

     8.8 OPINION OF COUNSEL TO PURCHASER. Sellers shall receive an opinion, dated the Closing Date, of Matthias & Berg LLP, counsel to Purchaser. Such opinion shall be to the best of such counsel's knowledge and be in substantially the following form:

     (a) Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah, and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

     (b) To the best knowledge of such legal counsel, the execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Purchaser's articles of incorporation or Bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to Purchaser or their properties or assets;

     (c) To the best of such counsel's knowledge, the execution and delivery of this Agreement and consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary action of the Board of Directors of Purchaser, and there are no dissenters' rights or rights of appraisal with respect to the authorization, approval, execution and completion of the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed, and delivered and constitutes the legal and binding obligation of Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (d) To the best of such counsel's knowledge, no consent, approval or authorization of or filing or registration with any governmental body or agency of the United States federal government or of any state is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

     9.   CONDITIONS TO PURCHASER'S OBLIGATIONS.

     The obligations of Purchaser to consummate the transactions contemplated this Agreement, both at the Closing and subsequently, are subject to the fulfillment at the Closing of each of the conditions set forth in this
Section 9. Purchaser may waive any or all of these conditions in whole or in part without prior notice; PROVIDED, HOWEVER, that no such waiver shall constitute a waiver of any of its other rights or remedies, at law or in equity, arising from any breach by Sellers of any representation, warranty, covenant or other agreement contained herein:

     9.1 REPRESENTATIONS AND WARRANTIES OF SELLERS. On the Closing Date, all of the representations and warranties made herein by each of Sellers shall be true and correct as of that

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date, and all of the agreements of each of Sellers contained in this
Agreement which are to be performed on or before the Closing Date shall have been performed.

     9.2 AUTHORIZATION OF ACTIONS. All action on the part of Sellers necessary and sufficient to authorize the execution, delivery and performance of this Agreement and the consummation the transactions provided for herein shall have been duly and validly taken by Sellers, and Purchaser shall have been furnished with a certificate of the Secretary or Assistant Secretary of JTC setting forth a copy of the resolution or other instrument authorizing
(a) the sale of the Transferred Assets and (b) the performance of all other transactions provided for in this Agreement.

     9.3 BINDING OBLIGATION; NO DEFAULT. The execution, delivery and performance of this Agreement does not and will not violate JTC's Articles of Incorporation or Bylaws or constitute a default under or a violation of any agreement, order, award, judgment, decree, statute, law, rule, regulation or any other instrument to which each of Sellers is a party or by which it or its property is bound or to which it or its property is bound or to which it or its property is subject. This Agreement constitutes the legal, valid and binding obligation of each of Sellers, enforceable against each of Sellers in accordance with its terms.

     9.4 CONSENTS. All material consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority which are required to be made or obtained by Sellers in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall have been obtained by Sellers and delivered to Purchaser.

     9.5 FORM OF DOCUMENTS. The form and substance of all certificates, instruments and other documents delivered to Purchaser under this Agreement shall be satisfactory in all reasonable respects to Purchaser and their counsel.

     9.6 DELIVERY OF CLOSING DOCUMENTS. Sellers shall have delivered to Purchaser on the Closing Date the closing documents required to be delivered pursuant to Section 14 in form and substance reasonably satisfactory to Purchaser and their counsel.

     9.7 ABSENCE OF PROCEEDINGS. There is no suit, action, investigation or other proceeding shall be pending before any court or governmental or regulatory agency or authority, and no suit, action, investigation or other proceeding before any governmental or regulatory authority shall have been threatened, which seeks (or, in the case of investigation, may lead to a suit, action or proceeding which seeks) to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which questions the validity or legality of such transactions.

     9.8 OPINION OF COUNSEL TO SELLERS. Purchaser shall receive an opinion, dated as of the Closing Date, of Ira L. Dickstein, Attorney at Law, counsel to Sellers, if appropriate. Such opinions shall be to the best of such counsel's knowledge and be in substantially the following form:

     (a) JTC is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material

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

respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

     (b) To the best knowledge of such legal counsel, the execution and delivery by Sellers of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of JTC's Articles of Incorporation or Bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license, agreement or other obligation or violate any court order, writ, injunction or decree applicable to JTC, or their properties or assets;

     (c) To the best knowledge of such legal counsel, the execution and delivery of this Agreement and consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary action of the Board of Directors and stockholders of JTC, and there are no dissenters' rights or rights of appraisal with respect to the authorization, approval, execution and completion of the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligations of JTC, enforceable in accordance with its term, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

     (d) To the best knowledge of such legal counsel, there are no actions, suits or proceedings pending or threatened by or against or affecting the Transferred Assets or the ability of Sellers to deliver the Transferred Assets to Purchaser, at law or in equity, before any court or other governmental or industry agency or instrumentality, domestic or foreign or before any arbitrator of any kind; and

     (e) To the best of such counsel's knowledge, no consent, approval or authorization of or filing or registration with any governmental body or agency of the United States federal government or of any state is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

     10.  OTHER AGREEMENTS.

     10.1 AGREEMENT TO OBTAIN CONSENTS AND APPROVALS. Purchaser and Sellers shall cooperate with one another to use their best efforts to obtain any and all governmental or third-party consents and approvals necessary to complete the transactions contemplated by this Agreement.

     10.2 AGREEMENT CONCERNING CONDITIONS TO CLOSING. Sellers and Purchaser shall agree to use their best efforts to cause the conditions set forth in Sections 8 and 9 to be met prior to the Closing Date.

     10.3 TRANSFER AND OTHER TAXES. Sellers shall pay at the Closing any and all taxes, whether federal, state, local or foreign in the nature of sales, transfer or similar taxes, arising out of the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that if the amount of any such tax is not known on the Closing Date, Sellers shall pay at the Closing the amount of such tax estimated by Purchaser and shall pay any additional amount due with respect to such tax within five days after notice of such amount by Purchaser, or, if any such estimated amount paid by Sellers shall be in excess of the actual amount of such tax, with respect to such tax Purchaser will reimburse Sellers for such amount within five days of the date Purchaser has notice of the actual amount due; and provided further, that Sellers shall reimburse Purchaser for the amount of any tax required to be paid by Sellers under this Section 10.3 but actually paid by Purchaser pursuant to legal requirements or otherwise.

     10.4 EMPLOYMENT AGREEMENT. Larry Michaels shall enter into an employment agreement ("Employment Agreement") with Purchaser attached hereto as Schedule 10.4. Sellers hereby expressly agree and acknowledge that the non-disclosure and non-competition provisions set forth in Section 6 of the Employment Agreement are material considerations for Purchaser's entering into this Agreement.

     11.  SPECIAL COVENANTS.

     11.1 STOCKHOLDER MEETING OF JTC. JTC, at a meeting of its stockholders duly called by the board of directors to be held as soon as practicable following execution of this Agreement, or pursuant to a unanimous consent of the stockholders, present for the authorization and approval of the stockholders, in accordance with the applicable provisions of the laws of the State of California, this Agreement and the consummation of the transactions contemplated with Purchaser, as set forth herein. In lieu of this requirement, JTC may provide the approval required under this Section 11.1 by a written consent of its stockholders acceptable under California law as legal action taken in lieu of a stockholders' meeting.

     11.2 AVAILABILITY OF RULE 144. Each of the parties acknowledges that the TMI Common Stock to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act. TMI is under no obligation to register such shares under the Securities Act.

     11.3 INFORMATION FOR PURCHASER'S PUBLIC REPORTS. Upon written request of TMI or its counsel, Sellers shall furnish Purchaser with all information concerning Sellers, including all financial statements required for inclusion in any public reports required to be filed by TMI pursuant to the Securities Act, the Exchange Act or any other applicable federal or state law. Sellers represent and warrant to TMI that, to the best of their knowledge and belief, all information so furnished shall be true and correct in all material respects without omission of any material fact required to make the information stated not misleading.

     11.4 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE TMI COMMON STOCK. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the TMI Common Stock to the Sellers, as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, INTER ALIA, upon the circumstances under which the Sellers acquire such securities.

     12.  ACCESS TO INFORMATION.

     12.1 SELLERS' OBLIGATIONS. After the Closing Date, JTC shall give, or cause to be given, to Purchaser and its representatives, during normal business hours at Seller's premises and at Purchaser's expense, such reasonable access to the personnel, properties, titles, contracts, books, records, files, documents and affairs of Sellers and copies of titles, contracts, books, records, files and documents as is necessary to allow Purchaser to obtain information in connection with the Transferred Assets and any claims, demands, other audits, suits, actions or proceedings by or against Purchaser as the previous owner of the Transferred Assets. Sellers shall cooperate fully with Purchaser after the Closing Date with respect to any claims, demands, suits, actions and proceedings by or against Purchaser as the previous owner of the Transferred Assets.

     14. CLOSING DOCUMENTS TO BE DELIVERED BY SELLERS. On the Closing Date, Sellers shall deliver to Purchaser:

     14.1  ASSIGNMENT.  A Bill of Sale and Assignment in the form attached as
Schedule 14.1 hereto.

     14.2 CERTIFICATE. A certificate dated the Closing Date, signed by a duly authorized officer of JTC, stating that all of Sellers' representations and warranties set forth in this Agreement are true and correct on and as of the Closing Date as if made on the Closing Date.

     14.3 FURTHER INSTRUMENTS. Such further instruments with respect to the transactions contemplated by this Agreement as Sellers are required to deliver or as Purchaser may reasonably request.

     15.   CLOSING DOCUMENTS TO BE DELIVERED BY PURCHASER.

     15.1 FURTHER INSTRUMENTS. Such further instruments with respect to the transactions contemplated by this Agreement as Purchaser is required to deliver or as Sellers may reasonably request.

     15.2 CERTIFICATE. A certificate dated the Closing Date, signed by a duly authorized officer of Purchaser, stating that all of Purchaser's representations and warranties set forth in this Agreement are true and correct on and as of the Closing Date as if made on the Closing Date.

     15.3 EMPLOYMENT AGREEMENT. An executed copy of the Employment Agreement provided for in Section 10.5 hereof.

     16.  INDEMNIFICATION; NOTICE OF BREACH.

     16.1 PURCHASER'S INDEMNIFICATION. After the Closing, Purchaser shall protect, defend, indemnify and hold harmless each of Sellers, its parents, subsidiaries, and its officers, directors, employees, successors and assigns from and against any losses, damages (but not including consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by them and which (a) are related to any breach by Purchaser of its representations and warranties in this Agreement, or (b) arise out of the use by Purchaser of the Transferred Assets after the Closing Date.

     16.2 SELLERS' INDEMNIFICATION. After the Closing, each of Sellers shall protect, defend, indemnify and hold harmless Purchaser, its parents, subsidiaries, officers, directors, employees, successors and assigns from and against any losses, damages (but not including consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by them and which (a) are related to any breach by Sellers of their representations and warranties in this Agreement, or (b) are based solely upon BONA FIDE claims asserted by third parties against Purchaser with respect to the Transferred Assets.

     16.3 NOTICE. If any action, suit or proceeding shall be commenced, or any claim or demand shall be asserted, in respect or which one party (the "Indemnitee") proposes to demand indemnification under Section 16.1 or 16.2, the party from which indemnification is sought (the "Indemnitor") shall be notified to that effect with reasonable promptness and shall have the right to assume the entire control of (including the selection of counsel), subject to the right of the Indemnitee to participate (with counsel of its choice) in, the defense, compromise or settlement thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (a) the employment of such counsel by the Indemnitee has been specifically authorized by the Indemnitor, or (b) the named parties to any such action (including any impleaded parties) include both the Indemnitee and the Indemnitor and the Indemnitee shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor. The Indemnitee shall cooperate fully in all respects with the Indemnitor in any such defense, compromise or settlement, including, without limitation, by making available all pertinent information under its control to the Indemnitor. The Indemnitor shall not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of the Indemnitee; PROVIDED, HOWEVER, that in the event the approval described above is withheld, then the liabilities of the Indemnitor shall be limited to the total sum representing the amount of the proposed compromise or settlement and the amount of counsel fees accumulated at the time such approval is withheld.

     17.  MISCELLANEOUS.

     17.1 BROKERAGE AND FINDER'S FEES. Sellers and Purchaser represent to and agree with each other that no broker or finder has been or shall be involved in any manner in the negotiation or consummation of the transactions contemplated hereby. Each of Sellers agrees to indemnify and save Purchaser harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finder's fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation made or alleged to have been made by Sellers. Purchaser agrees to indemnify and save Sellers and one or more of its subsidiaries harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finder's fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person or persons on the basis of any statement or representation made or alleged to have been made by Purchaser.

     17.2 EXPENSES. Each of the parties to this Agreement shall bear all of its own expenses incurred by it in connection with this Agreement.

     17.3 RISK OF LOSS. The risk of any loss, damage, impairment, confiscation or condemnation of the Transferred Assets or any part thereof shall be upon Sellers at all times prior to the Closing Date. Prior to the Closing, in the event of any such loss, damage, impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, each of Sellers' insurance policy, judgment or award with respect thereto shall be payable to Sellers, and Sellers shall have no obligation to Purchaser to repair, replace or restore any such property or to pay all or any part of such proceeds to Purchaser. In the event such loss so impairs the Transferred Assets so that Purchaser, in its sole and absolute discretion no longer believes that the Business can operate as it does on the date of this Agreement, Purchaser may terminate this Agreement without liability to Purchaser.

     17.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Sellers in this Agreement or in any instrument or document delivered prior to or on the Closing Date shall survive indefinitely following the Closing. The representations, warranties and covenants of Purchaser in this Agreement or in any certificate or document delivered prior to, on or after the Closing Date shall survive indefinitely following the Closing.

     17.5 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of California. Sellers and Purchaser agree that any dispute arising under this Agreement, whether during the term of the Agreement or at any subsequent time, shall be resolved exclusively in the courts of California and Sellers and Purchaser hereby submit to the jurisdiction of such courts for all purposes provided herein.

     17.6 NOTICES. All notices and other communications and legal process shall be in writing and shall be personally delivered, transmitted by overnight courier by telecopier and followed by first class mail, or transmitted by registered or certified mail, postage prepaid, with return receipt requested, as elected by the party giving such notice, addressed as follows:

          If to Sellers:      Jetaway Travel Corporation
                                1820 East First Street
                                Santa Ana, California 92705
                                Attn: James Massoli
                                Tel: 714-667-2610
                                Fax: 714-667-2632

          If to Purchaser:    TravelMax International, Inc.
                                2701 West Oakland Park Boulevard
                                Fort Lauderdale, Florida
                                Attn: Joseph Ewart
                                Tel: 954-453-3400
                                Fax: 954-453-6557

          With a copy to      Matthias & Berg LLP
                              1990 South Bundy Drive
                              Suite 790
                              Los Angeles, CA 90025
                              Attn: Jeffrey P. Berg, Esq.
                              tel: 310-820-0083
                              fax: 310-820-8313

     Notices shall be deemed to have been given: (i) on the fifth business day after posting, if mailed as provided above, (ii) on the date of receipt if delivered personally or by overnight courier, or (iii) on the next business day after transmission if transmitted by telecopier in the manner set forth above (and appropriate answerbacks have been received). Any party hereto may change its address for purposes hereof by notice to the other parties hereto.

     17.7 ENTIRE AGREEMENT.   This Agreement constitutes the entire
understanding and agreement between the parties hereto. This Agreement supersedes any and all previous agreements, commitments and understandings among the parties hereto, whether such agreements, commitments or understandings were oral or written, and neither party hereto has relied or will rely on any representation of the other except to the extent set forth herein.

     17.8 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     17.9 COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other.

     17.10 COMPLIANCE WITH BULK SALES LAWS. The parties hereto shall comply in all material respects with bulk sales laws of California and in all other jurisdictions in which compliance by the transactions contemplated by this Agreement with bulk sales laws shall be required by law.

     17.11 BENEFIT. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party. In the event of any permitted assignment by Purchaser, the assignee shall succeed to all of the rights and obligations of the Purchaser under this Agreement; and in the event of any permitted assignment by Sellers, the assignee shall succeed to all of the rights and obligations of Sellers under this Agreement.

     17.12 AMENDMENT AND WAIVER. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver shall be binding on Purchaser only if such amendment or waiver is set forth in a writing executed by Purchaser, and provided that any such amendment or waiver shall be binding on Sellers only if such amendment or waiver is set forth in a writing executed by Sellers. The waiver of any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.

     17.13 PUBLIC ANNOUNCEMENTS. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     17.14 FURTHER ASSURANCES. After the Closing, Sellers and Purchaser shall perform such further acts as may be necessary to transfer and convey title to an possession of the Transferred Assets to Purchaser, and otherwise comply with the terms of this Agreement. After the Closing Date, Sellers and Purchaser shall give to each other, upon reasonable notice, reasonable access to all relevant books, contracts and records concerning the Business as may be required by Purchaser in its conduct thereof.

     17.15 ATTORNEYS' FEES. In any action at law or in equity to enforce or construe any provisions or rights under this Agreement, the unsuccessful party or parties to such litigation, as determined by a court pursuant to a final order, judgment or decree, shall pay to the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by such successful party or parties (including, without limitation, such costs, expenses and fees on any appeal), which costs, expenses and attorneys' fees shall be included as part of any order, judgment or decree.

     17.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforcability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     17.17 FAILURE OF CONDITIONS; TERMINATION. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either Purchaser or Sellers have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     17.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or any specific term or conditions hereof.

     17.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, Purchaser and Sellers severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of his, her or its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) has been afforded the opportunity to negotiate as to any and all terms hereof; and (d) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     17.20 LITIGATION BY THIRD PARTIES. In the event that suit is brought by a third party to enjoin or otherwise interfere with the consummation of the transactions contemplated herein, the parties agree that the bringing of such litigation shall not entitle any party hereto to terminate the within Agreement, but that the parties shall bring an action for declaratory relief before a court of competent jurisdiction and shall terminate this Agreement if such court adjudges termination to be required by the rights of such third party.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written at Newport Beach, California.

                              ("TMI")

                              TravelMax International, Inc.


                              By: /s/ Joseph Ewart
                                 ----------------------------
                                 Joseph Ewart, Vice-President



                              ("JTC")

                              Jetaway Travel Corporation


                              By: /s/ James Massoli
                                 ----------------------------
                                 James Massoli, President


                              ("Massoli")


                                  /s/ James Massoli
                                 ----------------------------
                                 James Massoli